SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: DECEMBER 18, 2003
(Date of earliest event reported)

KB HOME

(Exact name of registrant as specified in charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

10990 Wilshire Boulevard, Los Angeles, California	90024
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable
(Former name or former address, if changed since last report)

Item 7 (c). Exhibits

Exhibit No.	Description

99	Press release dated December 18, 2003 announcing the Company’s results of operations for the three months and twelve months ended November 30, 2003.

Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition

On December 18, 2003, KB Home issued a press release announcing its results of operations for the three months and twelve months ended November 30, 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2003

KB Home

By:	/s/ Domenico Cecere Domenico Cecere Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated December 18, 2003 announcing the Company’s results of operations for the three months and twelve months ended November 30, 2003.

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